UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2014

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On July 24, 2014, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the first six months and second quarter of 2014. A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes some financial measures outside of generally accepted accounting principles (GAAP), referred to as non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.” It also appears in the table entitled “Consolidated Quarterly Statements of Income” under “Additional Data.” The second non-GAAP financial measure, Net interest income-tax equivalent, appears in the tables entitled “Additional Data” at the bottom of the “Consolidated Quarterly Statements of Income” page. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income - tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
(Dollars in thousands)	2014	2014	2013	2013	2013	2014	2013
Net interest income	$54,304	$54,819	$55,804	$55,772	$58,078	$109,123	$116,744
Tax equivalent adjustment	758	702	635	516	514	1,460	991
Net interest income - tax equivalent	$55,062	$55,521	$56,439	$56,288	$58,592	$110,583	$117,735

Average earning assets	$5,880,933	$5,821,130	$5,677,734	$5,659,432	$5,791,715	$5,851,197	$5,839,497

Net interest margin*	3.70%	3.82%	3.90%	3.91%	4.02%	3.76%	4.03%
Net interest margin (fully tax equivalent)*	3.76%	3.87%	3.94%	3.95%	4.06%	3.81%	4.07%

* Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page. These ratios are: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Ending tangible shareholders' equity as a percent of ending tangible assets and Average tangible shareholders' equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release. The following table provides a reconciliation of these ratios to the corresponding GAAP components. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

	Three Months Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013
	(Dollars in thousands, except per share data)
Net income (a)	$15,953	$15,104	$3,785	$14,911	$15,829	$31,057	$29,653

Average total shareholders' equity	$696,609	$684,332	$700,063	$693,158	$703,804	$690,504	$706,319
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(5,344)	(5,566)	(5,924)	(6,249)	(6,620)	(5,344)	(6,620)
Average tangible equity (b)	596,215	583,716	599,089	591,859	602,134	590,110	604,649

Total shareholders' equity	705,831	691,347	682,161	692,039	695,452	705,831	695,452
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(5,344)	(5,566)	(5,924)	(6,249)	(6,620)	(5,344)	(6,620)
Ending tangible equity (c)	605,437	590,731	581,187	590,740	593,782	605,437	593,782

Total assets	6,545,744	6,499,089	6,417,213	6,253,441	6,274,575	6,545,744	6,274,575
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(5,344)	(5,566)	(5,924)	(6,249)	(6,620)	(5,344)	(6,620)
Ending tangible assets (d)	6,445,350	6,398,473	6,316,239	6,152,142	6,172,905	6,445,350	6,172,905

Risk-weighted assets (e)	4,464,578	4,376,505	4,276,152	4,140,561	4,093,644	4,464,578	4,093,644

Total average assets	6,454,252	6,399,235	6,232,971	6,193,722	6,310,602	6,426,895	6,350,604
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(5,344)	(5,566)	(5,924)	(6,249)	(6,620)	(5,344)	(6,620)
Average tangible assets (f)	6,353,858	6,298,619	6,131,997	6,092,423	6,208,932	6,326,501	6,248,934

Ending common shares outstanding (g)	57,718,317	57,709,937	57,533,046	57,702,444	57,698,344	57,718,317	57,698,344

Ratios
Return on average tangible shareholders' equity (a)/(b)	10.73%	10.49%	2.51%	10.00%	10.54%	10.61%	9.89%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (c)/(d)	9.39%	9.23%	9.20%	9.60%	9.62%	9.39%	9.62%
Risk-weighted assets (b)/(e)	13.56%	13.50%	13.59%	14.27%	14.50%	13.56%	14.50%
Average tangible shareholders' equity of average tangible assets (b)/(f)	9.38%	9.27%	9.77%	9.71%	9.70%	9.33%	9.68%
Tangible book value per share (c)/(g)	$10.49	$10.24	$10.10	$10.24	$10.29	$10.49	$10.29

First Financial Bancorp also provided electronic presentation slides on its web site used in connection with the earnings conference call. A copy of the electronic presentation slides is included in this Report as Exhibit 99.2.

Item 8.01    Other Events

                On December 18 and December 20, 2013, First Financial Bancorp (the “Company”) announced that it had entered into an Agreement and Plan of Merger with each of The First Bexley Bank and Insight Bank, respectively.  On July 23, 2014, the Company received notice from the Office of the Comptroller of the Currency (the “Comptroller”) that both of these transactions have been approved by the Comptroller.  The Company expects that both transactions will be consummated in August 2014.

                The Agreement and Plan of Merger with The First Bexley Bank was filed as an exhibit to a Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on December 23, 2013.  The Agreement and Plan of Merger with Insight Bank was filed as an exhibit to a separate Form 8-K filed by the Company with the SEC on December 23, 2013.

Item 9.01    Exhibits.

(d)    Exhibits:

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Act.

99.1    First Financial Bancorp. Press Release dated July 24, 2014 - Furnished.
99.2    First Financial Bancorp. July 25, 2014 Earnings Call slides - Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Anthony M. Stollings
Anthony M. Stollings
Executive Vice President, Chief Financial Officer
and Chief Administrative Officer
Date:	July 24, 2014

Form 8-K                                First Financial Bancorp.

Exhibit Index
Exhibit No.        Description

99.1            First Financial Bancorp. Press Release dated July 24, 2014.
99.2            First Financial Bancorp. July 25, 2014 Earnings Call slides.